UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2003

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 5. Other Events and Regulation FD Disclosure

     On December 24, 2003, Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences Has Substantially Completed Issuance of Shares To Holders of Rights Granted In Connection With 2001 Merger.” The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated December 24, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: December 24, 2003	By: /s/ Sandra Gardiner

Name: Sandra Gardiner
Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated December 24, 2003